Exhibit 99.b



                      INVESTOR CALL & WEBCAST PRESENTATION

  SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This presentation and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.

Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisitions or mergers, restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.

Contact:
Southern Union Company
John F. Walsh, (570) 829-8662
jwalsh@southernunionco.com
  AGENDA
|X|      Transaction Summary
|X|      Joint Venture Partner
|X|      Pro Forma Footprint
|X|      Q & A




                               Transaction Summary
  TRANSACTION TIMELINE - 2004
  TRANSACTION HIGHLIGHTS
|X| CrossCountry  Energy  acquisition is consistent with Southern Union's stated
    growth  strategy
|X| Transforms the Company into one of the top pipeline companies in the nation |X| Improves geographical and operational scope by accessing increasing natural gas reserves and fast growing markets
|X| Shift in business profile to over 70%  transportation,  storage and LNG from
    55%
|X| Accretive to earnings in first year

  TRANSACTION OVERVIEW
  STRATEGIC RATIONALE OF ACQUISITION
|X| Transforming transaction that furthers Southern Union's growth in the regulated natural gas industry
|X| Significant North American natural gas infrastructure and access to key markets and sources of supply

     o Southern California and Florida are two of the fastest growing natural gas markets

     o Provides access to growing natural gas reserves in the San Juan and Rocky Mountain regions as well as LNG in the Gulf of Mexico

|X| High-quality assets with strong management team, consistent  performance and significant  growth  opportunities
|X| Significant integration synergies to be achieved with Panhandle and Southern
    Union operations
|X| Stable cash flow and earnings generation from regulated assets

  SALE OF NORTHERN PLAINS NATURAL GAS COMPANY
|X| Northern Plains  determined by JV to be a non-core asset to CCE Holdings
|X| Sale to ONEOK for $175MM
|X| Sale approved by Board of Directors of each company
|X| Sale expected to close immediately upon closing of CrossCountry Energy acquisition

  TRANSITION PLAN
|X| Recently commenced transition planning
|X| CCE Holdings to work closely with management at Enron and CrossCountry to ensure a timely and smooth transition

  PROVEN INTEGRATOR
|X| Successfully integrated  five  LDC  acquisitions  over  past  decade
|X| Successfully integrated Panhandle Energy acquisition over past 15 months |X| Key objectives of Panhandle Energy integration

     o Financial:
          o Annual cost savings objective of $15MM largely achieved
     o Strategic:
          o Successful development of scalable operating platform

  JOINT VENTURE PARTNER
|X| GE Commercial Finance's Energy Financial Services
     o GE Commercial Finance has over $220 billion in assets
     o Strong presence in energy industry - providing financial solutions from wellhead to wall socket
     o Independent equity investor
     o Significant experience and expertise in acquisition integrations
|X| Southern  Union  to operate CrossCountry Energy under a management agreement



  PRO FORMA MAP OF OPERATIONS
  GROWTH STRATEGY

Southern Union's growth strategy is both DYNAMIC and DISCIPLINED, and includes the following objectives:
     o Acquisitions to be in the regulated natural gas industry
     o Acquisitions to be accretive to earnings
     o Acquisitions to be funded in a manner that allows the Company to continue balance sheet improvement
     o Acquisitions to add significant, long-term shareholder value